TRAVELERS SERIES FUND INC.
on behalf of the
Smith Barney High Income Portfolio

Supplement dated March 27, 1998 to
Prospectus dated February 27, 1998


	The following information supplements the information in the Prospectus under: "Special Investment Techniques and Risk
Considerations - Mortgage-Backed Securities and Other Asset-Backed
Securities."

	The Smith Barney High Income Portfolio may invest up to 5% of its net assets in mortgage-backed and asset-backed securities.









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